ACCOUNTS RECEIVABLE AND OTHER (Details) - USD ($) $ in Millions	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2022	Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Derivative assets		$ 143	$ 33
Accounts receivable - net of expected credit loss		518	852
Restricted cash and deposits		640	331
Prepaid expenses		287	367
Inventory		248	574
Other current assets		206	119
Total accounts receivable and other		2,042	2,276
Expected credit loss		$ 99	$ 112
Loss allowance	$ 25